As Filed with the Securities and Exchange Commission on April 30, 2013.

Registration Nos.:    33-57166

811-7434

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20546

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                           X

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[31]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

Amendment No.	[33]

THE STRATTON FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

150 South Warner Road, Suite 460, King of Prussia, PA 19406

(Address of Principal Executive Offices including Zip Code)

(610) 941-0255

(Registrant’s Telephone Number, including Area Code)

Michelle A. Whalen, Assistant Vice President

The Stratton Funds, Inc.

150 South Warner Road, Suite 460, King of Prussia, PA 19406

(Name and Address of Agent for Service)

With copies to:

Joshua B. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(215) 988-2700

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2013 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Shares of Common Stock

[Outside Front Cover]

Stratton Mid Cap Value Fund, Inc. – STRGX

Stratton Real Estate Fund, Inc. – STMDX

Stratton Small Cap Value Fund – STSCX

LOGO

PROSPECTUS

MAY 1, 2013

STRATTON

Mutual Funds

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

STRATTON MID CAP VALUE FUND SUMMARY SECTION*

Investment Objective

The fund seeks long-term growth of capital. The fund also seeks current income from interest and dividends as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed within 120 days of purchase)	1.50%
Exchange Fee (as a percentage of amount exchanged within 120 days of purchase)	1.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.46%

Total Fund Operating Expenses	1.21%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 63.11% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of common stock and securities convertible into common stock of mid capitalization (“mid cap”)

*	Formerly known as the Stratton Multi-Cap Fund.

STRATTON MID CAP VALUE FUND SUMMARY SECTION

companies. Mid cap stocks are defined as those companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment. As of May 31, 2012, the most recent reconstitution date, the capitalization range of the Russell Midcap Index was between $1.4 billion and $17.4 billion. The market capitalization of the companies in the fund’s portfolio and the Russell Midcap Index changes over time; the fund will not automatically sell or cease to purchase stock of a company it already owns solely because the company’s market capitalization grows or falls outside these ranges.

The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, the advisor focuses on a stock’s fundamental valuation relative to its peers. The advisor considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, the advisor seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Principal Investment Risks

There are risks involved with any investment, but the risks associated with an investment in this fund include:

•	Stock market risk, or the risk that movements in the stock market may cause the price of securities held by the fund to go up or down.

•	Investment category risk, or the risk that the fund’s concentration in mid cap securities may produce a greater risk of loss than a more diversified mutual fund.

•

Mid cap stock risk, or the risk that the fund’s investment in mid cap stock companies may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•	Value-style risk, or the risk that the fund’s investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

•	Manager risk, or the risk that the portfolio manager’s strategy may fail to produce the intended results.

An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the value of your investment will go up and down, which means you could lose money when you sell your shares.

STRATTON MID CAP VALUE FUND SUMMARY SECTION

Investment Results

The bar chart and table set out below show the fund’s historical performance and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns for 1, 5 and 10 years compare with a broad measure of market performance. The fund’s past performance (before and after taxes) may not be an indication of how the fund will perform in the future. Updated performance information for the fund may be obtained by visiting www.strattonfunds.com or by calling (800) 472-4266.

Calendar Year Total Returns

Highest/Lowest quarterly results during this time period were:

Highest:	21.62%	December 31, 2003
Lowest:	(21.98%)	September 30, 2011

STRATTON MID CAP VALUE FUND SUMMARY SECTION

Average Annual Total Returns for Periods Ending December 31, 2012

	1 Year	5 Years		10 Years
Return Before Taxes	15.40%	(2.47%	)	7.82%
Return After Taxes on Distributions	15.31%	(2.62%	)	7.24%
Return After Taxes on Distributions and Sale of Fund Shares	10.14%	(2.08%	)	6.90%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)*	18.51%	3.79%		10.63%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)*	17.28%	3.57%		10.65%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)*	17.55%	0.83%		7.54%

After-tax returns are calculated using the actual historical highest individual federal marginal income and relevant capital gains tax rates for each particular year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In cases in the chart above where the average annual return after taxes on distributions and sale of fund shares for a particular period is higher than the fund’s average annual return after taxes on distributions and/or the fund’s return before taxes for the same period, this is due to realized losses that would have been sustained upon the sale of fund shares immediately after the relevant period. The calculations assume that an investor held the shares in a taxable account, was in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in the index.

*

Effective May 1, 2013 the benchmark of the fund was changed from the Russell 3000® Value Index to the Russell Midcap Value Index. The fund’s broad-based securities market index was changed to provide a more accurate comparison of the fund’s performance against the returns of an index of funds with similar investment objectives.

STRATTON MID CAP VALUE FUND SUMMARY SECTION

Management

Investment Advisor

Stratton Management Company.

Portfolio Managers

Portfolio Managers	Title at the Investment Advisor	Experience with Fund
Shawn M. Gallagher, CFA	Vice President	Since 2010
John A. Affleck, CFA	President and CEO	Since 1979
Andrew T. DiZio, CFA	Vice President	Since 2012

Shawn M. Gallagher, CFA, is responsible for the day-to-day management of the fund. He has the authority to exercise final decision making on the overall fund.

Purchase and Sale of Fund Shares

Minimum Investment To Open Account	Non-retirement accounts: $2,000
Retirement accounts: $500
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	Non-retirement accounts: $100
Retirement accounts: No minimum
Minimum Subsequent Investment (Automatic Investment Plan Members)	Non-retirement accounts: $100
Retirement accounts: Not available

The fund reserves the right to waive minimum purchase requirements.

On any business day, you may purchase or sell fund shares through your financial intermediary or by contacting the fund: (i) by telephone at (800) 472-4266; or (ii) in writing c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9801, Providence, RI 02940, or, if using express delivery, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

Tax Information

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains unless the shares are held in an individual retirement account, 401(k) plan or other tax deferred or tax-exempt account. Distributions may be taxable as ordinary income when withdrawn from such account.

STRATTON MID CAP VALUE FUND SUMMARY SECTION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, and its related companies, may pay the intermediary for shareholder servicing and/or sub-accounting costs and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

STRATTON REAL ESTATE FUND SUMMARY SECTION

Investment Objective

The fund seeks total return through investment in real estate securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed within 120 days of purchase)	1.50%
Exchange Fee (as a percentage of amount exchanged within 120 days of purchase)	1.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.625%
Distribution (12b-1) Fees	None
Other Expenses	0.385%

Total Fund Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27.62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its net assets in securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”) including Real Estate

STRATTON REAL ESTATE FUND SUMMARY SECTION

Investment Trusts (“REITs”). A real estate company derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The fund will invest more than 25% of its assets in REITs, including mortgage REITs. The fund may invest in equity securities including, without limitation, preferred stocks, convertible securities, limited liability companies and similar enterprises, warrants and stock purchase rights, of issuers of any size and non-convertible debt securities with any maturities. The fund’s dollar-weighted average maturity, under normal circumstances, will range between 0 and 10 years. The fund may also invest in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depository receipts for such securities. In pursuing total return, the fund will emphasize both capital appreciation and current income.

Principal Investment Risks

There are risks involved with any investment, but the risks associated with an investment in this fund include:

•	Stock market risk, or the risk that movements in the stock market may cause the price of securities held by the fund to go up or down.

•	Investment category risk, or the risk that the fund’s concentration in REIT securities may produce a greater risk of loss than a non-concentrated mutual fund.

•

Real estate market and REIT risk, or the risk that your investment may be affected by conditions in the real estate industry such as declining property values due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and as a result of poor management. The fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•	Small cap stock risk, or the risk that the fund’s investment in small cap stock companies may be subject to greater earnings and price volatility in comparison to larger companies.

•

Foreign securities risk, or the risk that the fund’s investment may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of markets.

•

Debt securities risk, or the risk that the value of the debt security will fall if interest rates rise or as a result of other factors including the performance of the issuer, the market perception of the issuer or general economic conditions. Debt securities having longer maturities involve greater risk of fluctuations in value.

•	Manager risk, or the risk that the portfolio manager’s strategy may fail to produce the intended results.

STRATTON REAL ESTATE FUND SUMMARY SECTION

An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the value of your investment will go up and down, which means you could lose money when you sell your shares.

Investment Results

The bar chart and table set out below show the fund’s historical performance and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns for 1, 5 and 10 years compare with a broad measure of market performance. The fund’s past performance (before and after taxes) may not be an indication of how the fund will perform in the future. Updated performance information for the fund may be obtained by visiting www.strattonfunds.com or by calling (800) 472-4266.

Calendar Year Total Returns

Highest/Lowest quarterly results during this time period were:

Highest:	32.87%	September 30, 2009
Lowest:	(34.20%)	December 31, 2008

STRATTON REAL ESTATE FUND SUMMARY SECTION

Average Annual Total Returns for Periods Ending on December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	18.61%	7.40%	10.08%
Return After Taxes on Distributions	17.18%	5.95%	8.13%
Return After Taxes on Distributions and Sale of Fund Shares	13.23%	5.69%	8.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)	19.70%	5.74%	11.78%

After-tax returns are calculated using the actual historical highest individual federal marginal income and relevant capital gains tax rates for each particular year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

The FTSE NAREIT All Equity REITs Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2012, the FTSE NAREIT All Equity REITs Index was comprised of 131 REITs. It is not possible to invest directly in an index.

Management

Investment Advisor

Stratton Management Company.

STRATTON REAL ESTATE FUND SUMMARY SECTION

Portfolio Managers

Portfolio Managers	Title at the Investment Advisor	Experience with Fund
Andrew T. DiZio, CFA	Vice President	Since 2012
John A. Affleck, CFA	President and CEO	Since 1980
Shawn M. Gallagher, CFA	Vice President	Since 2010

Andrew T. DiZio, CFA, is responsible for the day-to-day management of the fund. He has the authority to exercise final decision making on the overall fund.

Purchase and Sale of Fund Shares

Minimum Investment To Open Account	Non-retirement accounts: $2,000
Retirement accounts: $500
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	Non-retirement accounts: $100
Retirement accounts: No minimum
Minimum Subsequent Investment (Automatic Investment Plan Members)	Non-retirement accounts: $100
Retirement accounts: Not available

The fund reserves the right to waive minimum purchase requirements.

On any business day, you may purchase or sell fund shares through your financial intermediary or by contacting the fund: (i) by telephone at (800) 472-4266; or (ii) in writing c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9801, Providence, RI 02940, or, if using express delivery, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

Tax Information

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains unless the shares are held in an individual retirement account, 401(k) plan or other tax deferred or tax-exempt account. Distributions may be taxable as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, and its related companies, may pay the intermediary for shareholder servicing and/or sub-accounting costs and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

STRATTON SMALL CAP VALUE FUND SUMMARY SECTION

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed within 120 days of purchase)	1.50%
Exchange Fee (as a percentage of amount exchanged within 120 days of purchase)	1.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.29%

Total Fund Operating Expenses	1.19%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11.02% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal circumstances, at least 80% of its net assets (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations, at the time of

STRATTON SMALL CAP VALUE FUND SUMMARY SECTION

purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. As of May 31, 2012, the most recent reconstitution date, the market capitalization of the largest company in the Russell 2000® Index was $2.6 billion.

The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, the advisor focuses on a stock’s fundamental valuation relative to its peers. The advisor considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, the advisor seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Principal Investment Risks

There are risks involved with any investment, but the risks associated with an investment in this fund include:

•	Stock market risk, or the risk that movements in the stock market may cause the price of securities held by the fund to go up or down.

•	Investment category risk, or the risk that the fund’s focus in small cap securities may produce a greater risk of loss than a non-concentrated mutual fund.

•	Small cap stock risk, or the risk that the fund’s investment in small cap stock companies may be subject to greater earnings and price volatility in comparison to large companies.

•	Value-style risk, or the risk that the fund’s investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

•	Manager risk, or the risk that the portfolio manager’s strategy may fail to produce the intended results.

An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the value of your investment will go up and down, which means you could lose money when you sell your shares.

STRATTON SMALL CAP VALUE FUND SUMMARY SECTION

Investment Results

The bar chart and table set out below show the fund’s historical performance and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns for 1, 5 and 10 years compare with a broad measure of market performance. The fund’s past performance (before and after taxes) may not be an indication of how the fund will perform in the future. Updated performance information for the fund may be obtained by visiting www.strattonfunds.com or by calling (800) 472-4266.

Calendar Year Total Returns

Highest/Lowest quarterly results during this time period were:

Highest:	21.26%	June 30, 2003
Lowest:	(21.73%)	December 31, 2008

STRATTON SMALL CAP VALUE FUND SUMMARY SECTION

Average Annual Total Returns for Periods Ending on December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	15.10%	4.43%	11.23%
Return After Taxes on Distributions	14.52%	4.32%	10.94%
Return After Taxes on Distributions and Sale of Fund Shares	10.55%	3.81%	10.01%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%

After-tax returns are calculated using the actual historical highest individual federal marginal income and relevant capital gains tax rates for each particular year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

The Russell 2000® Value Index is an unmanaged index measuring the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization (as of December 31, 2012).

The Russell 3000® Index is an unmanaged index comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2012) of the investable U.S. equity market. It is not possible to invest directly in an index.

Management

Investment Advisor

Stratton Management Company.

Portfolio Manager

Gerald M. Van Horn, CFA, has managed the fund since 2000. Mr. Van Horn is a Senior Vice President of the advisor.

STRATTON SMALL CAP VALUE FUND SUMMARY SECTION

Purchase and Sale of Fund Shares

Minimum Investment To Open Account	Non-retirement accounts: $2,000
Retirement accounts: $500
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	Non-retirement accounts: $100
Retirement accounts: No minimum
Minimum Subsequent Investment (Automatic Investment Plan Members)	Non-retirement accounts: $100
Retirement accounts: Not available

The fund reserves the right to waive minimum purchase requirements.

On any business day, you may purchase or sell fund shares through your financial intermediary or by contacting the fund: (i) by telephone at (800) 472-4266; or (ii) in writing c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9801, Providence, RI 02940, or, if using express delivery, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

Tax Information

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains unless the shares are held in an individual retirement account, 401(k) plan or other tax deferred or tax-exempt account. Distributions may be taxable as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, and its related companies, may pay the intermediary for shareholder servicing and/or sub-accounting costs and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund’s financial performance during the past five years. Certain information reflects financial results for a single fund share. The total returns represent how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, whose report, along with the funds’ financial statements, is incorporated by reference into the statement of additional information and is included in the funds’ Annual Report to Shareholders dated December 31, 2012 which may be obtained free of charge by calling (800) 472-4266.

Stratton Mid Cap Value Fund*

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$32.65	$37.20	$33.13	$26.70	$44.64

Income From Investment Operations
Net investment income	0.19 [1]	0.13 [1]	0.11 [1]	0.17	0.11
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.09
Net gains (losses) on securities (both realized and unrealized)	4.84	(4.53)	4.07	6.46	(16.85)

Total From Investment Operations	5.03	(4.40)	4.18	6.63	(16.65)

Less Distributions
Dividends (from net investment income)	(0.21)	(0.15)	(0.11)	(0.17)	(0.19)
Distributions (from capital gains)	—	—	—	—	(1.07)
Distributions (in excess of net investment income)	—	—	—	(0.03)	—
Distributions (in excess of capital gains)	—	—	—	—	(0.03)

Total Distributions	(0.21)	(0.15)	(0.11)	(0.20)	(1.29)

Net Asset Value, End of Year	$37.47	$32.65	$37.20	$33.13	$26.70

Total Return	15.40%	(11.84%)	12.64%	24.84%	(38.32%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$52,697	$52,374	$70,826	$73,020	$74,765
Ratio of expenses to average net assets	1.21%	1.18%	1.14%	1.19%	1.07%
Ratio of net investment income to average net assets	0.54%	0.36%	0.34%	0.54%	0.35%
Portfolio turnover rate	63.11%	33.56%	30.74%	30.91%	70.49%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.
*	Formerly known as the Stratton Multi-Cap Fund.

Stratton Real Estate Fund

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$26.98	$26.49	$21.87	$17.19	$28.57

Income From Investment Operations
Net investment income	0.44 [1]	0.41 [1]	0.46 [1]	0.59	0.97
Redemption fees	— [2]	— [2]	— [2]	0.01	— [2]
Net gains (losses) on securities (both realized and unrealized)	4.50	0.99	4.46	4.83	(8.57)

Total From Investment Operations	4.94	1.40	4.92	5.43	(7.60)

Less Distributions
Dividends (from net investment income)	(0.38)	(0.60)	(0.30)	(0.59)	(0.97)
Distributions (from capital gains)	(1.56)	(0.31)	—	—	(2.79)
Return of capital	—	—	—	(0.16)	(0.02)

Total Distributions	(1.94)	(0.91)	(0.30)	(0.75)	(3.78)

Net Asset Value, End of Year	$29.98	$26.98	$26.49	$21.87	$17.19

Total Return	18.61%	5.35%	22.60%	33.90%	(30.34%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$84,081	$78,321	$78,189	$74,307	$68,060
Ratio of expenses to average net assets	1.01%	1.03%	1.04%	1.13%	1.00%
Ratio of net investment income to average net assets	1.47%	1.53%	1.92%	3.61%	3.64%
Portfolio turnover rate	27.62%	14.66%	7.16%	19.08%	17.54%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

Stratton Small Cap Value Fund

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$49.79	$49.62	$40.37	$34.25	$46.14

Income From Investment Operations
Net investment income (loss)	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.04)	(0.05)
Redemption fees	— [2]	— [2]	— [2]	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	7.39	0.23	9.29	6.15	(11.85)

Total From Investment Operations	7.46	0.17	9.25	6.12	(11.89)

Less Distributions
Dividends (from net investment income)	(0.08)	—	—	—	—
Distributions (from capital gains)	(1.79)	—	—	—	—

Total Distributions	(1.87)	—	—	—	—

Net Asset Value, End of Year	$55.38	$49.79	$49.62	$40.37	$34.25

Total Return	15.10%	0.34%	22.91%	17.87%	(25.77%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$829,725	$771,646	$855,494	$855,576	$664,594
Ratio of expenses to average net assets	1.19%	1.20%	1.22%	1.28%	1.22%
Ratio of net investment income (loss) to average net assets	0.12%	(0.11%)	(0.10%)	(0.12%)	(0.12%)
Portfolio turnover rate	11.02%	15.58%	6.47%	23.53%	26.14%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

This prospectus offers shares of the following Stratton Mutual Funds: Mid Cap Value Fund, Inc., Real Estate Fund, Inc. and Small Cap Value Fund, a separate series of The Stratton Funds, Inc. (each a “fund” and together, the “funds”). Shareholders should be aware that, by combining the prospectus of each fund into this one document, there is the possibility that one fund may become liable for any misstatements in the prospectus about another fund. To the extent that a fund incurs such liability, a shareholder’s investment in such fund could be adversely affected.

The investment objective of the Mid Cap Value Fund is fundamental, which means it cannot be changed without the vote of a majority of the fund’s shares. The investment objectives of the Real Estate and Small Cap Value Funds are not fundamental, which means they can be changed by each fund’s Board of Directors without shareholder vote.

Unless otherwise stated in this prospectus or the statement of additional information, each fund’s investment policies are not fundamental. However, the funds intend to notify shareholders before making any material change in policy or restriction, with at least 60 days notice before changing the 80% investment policy with respect to each fund.

Each fund’s fundamental investment restrictions are listed in the statement of additional information.

Stratton Mid Cap Value Fund

The fund seeks to achieve its objective by investing at least 80% of its net assets in mid capitalization (“mid cap”) stocks. Mid cap stocks are defined as those companies that fall between the lowest and highest market capitalizations of the Russell Midcap® Index constituents at the time of investment. As of May 31, 2012, the most recent reconstitution date, the capitalization range of the Russell Midcap Index was between $1.4 billion and $17.4 billion.

The advisor employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, the advisor focuses on a stock’s fundamental valuation relative to its peers. The advisor considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, the advisor seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

Effective May 1, 2013, the name of the fund was changed from the Stratton Multi-Cap Fund to the Stratton Mid Cap Value Fund to more appropriately reflect the characteristics and securities holdings of the fund.

Stratton Real Estate Fund

Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets in securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”) including Real Estate Investment Trusts (“REITs”). A real estate company derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The fund will invest more than 25% of its assets in REITs, including mortgage REITs.

The fund may invest in equity securities, including, without limitation, preferred stocks, convertible securities, limited liability companies and similar enterprises, warrants, and stock purchase rights, of issuers of any size and non-convertible debt securities of any maturities. The fund may also invest in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depository receipts for such securities. In pursuing total return, the fund will emphasize both capital appreciation and current income.

Examples of companies that might be included in the Stratton Real Estate Fund portfolio are, but are not limited to, the following: REITs; real estate operating companies; homebuilders; companies engaged in the construction, distribution, sale and financing of manufactured housing; hotel and hotel management companies; real estate brokerage companies and/or management companies; financial institutions that make or service mortgage loans; manufacturers or distributors of construction materials and/or building supplies; mortgage or title insurance companies; lumber, paper, forest product, timber and mining and oil companies; companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains.

Stratton Small Cap Value Fund

The fund invests, under normal circumstances, at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations that are below the market capitalization of the largest company in the Russell 2000® Index (measured at the time of purchase). As of May 31, 2012, the most recent reconstitution date, the market capitalization of the largest company in the Russell 2000® Index was $2.6 billion. These common stocks are of well-established companies that the advisor believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

The advisor employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, the advisor focuses on a stock’s fundamental valuation relative to its peers. The advisor considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, the advisor seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

All Funds

When making buy and sell decisions for each fund’s portfolio, the advisor considers many factors in addition to those described above, including: a security’s valuation, a company’s earnings prospects and financial ratios, and possible catalysts or significant events which may impact a company’s success or profitability. In addition, the advisor regularly reviews economic and social conditions in an effort to ensure that each fund’s portfolio has the greatest possible potential to meet its goals, consistent with appropriate levels of risk.

Temporary Investments

Although each fund normally seeks to remain primarily invested in equity securities and to otherwise meet its 80% investment policy requirement, each fund may invest temporarily up to 100% of its assets in certain short-term fixed income securities. Such securities may be used, among other reasons, to invest uncommitted cash balances temporarily, to maintain liquidity to meet shareholder redemptions, or as a defensive measure to attempt to protect capital. These securities include, but are not limited to, obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances, repurchase agreements and money market instruments. When a fund invests for defensive purposes, the fund may not achieve its investment objective.

For temporary defensive purposes, the funds also may invest, without limitation, in non-convertible preferred stocks, debt securities and domestic corporate and government fixed income obligations. To the extent such investments are made, the funds may not achieve their investment objectives.

ADDITIONAL INFORMATION ABOUT RISK CONSIDERATIONS

Some of the risks of investing in the funds are set forth below. Additional risk considerations are disclosed in the statement of additional information.

Stock Market Risk

Since the funds purchase equity securities, they are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies’ securities may decline in response. These factors contribute to price volatility. In addition, a substantial portion of the equity securities purchased by the funds are common stocks. Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

Manager Risk

Each fund invests in securities that the advisor believes have strong potential to meet that fund’s investment objective. The advisor’s investment approach for a fund may be out of favor at times, causing a fund to underperform other mutual funds that also seek the same investment objective but use different approaches to the stock selection and portfolio construction process.

Mid Cap Stock Risk

The funds may, from time to time, in accordance with their respective investment policies, invest in mid cap companies. The Mid Cap Value Fund focuses its investments in mid cap companies and, as a result, developments affecting companies with mid-sized capitalizations will likely have a magnified effect on the Mid Cap Value Fund’s net asset value and total return. Investments in mid cap companies have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the more concentrated nature of mid cap company business lines and to the more limited nature of mid cap company resources as compared to companies with larger capitalization. Stocks of medium sized companies may experience more abrupt price movements than stocks of large companies.

The Mid Cap Value Fund attempts to counteract these concerns about investing in mid cap companies by using strict purchase criteria. In order to be considered a buy candidate, companies must be characterized as being undervalued relative to their industry peers.

Small Cap Stock Risk

The funds may, from time to time, in accordance with their respective investment policies, invest in small cap companies. The Small Cap Value Fund focuses its investments in small cap companies and, as a result, developments affecting companies with small capitalizations will likely have a magnified effect on the Small Cap Value Fund’s net asset value and total return. Investments in small cap companies have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the more concentrated nature of small company business lines and to the more limited nature of small company resources. Stocks of small companies may experience more abrupt price movements than stocks of large companies.

The Small Cap Value Fund attempts to counteract these concerns about investing in small cap companies by using strict purchase criteria. In order to be considered a buy candidate, companies must be characterized as being undervalued relative to their industry peers. Historically, undervalued small companies have had a lower risk profile than the overall small capitalization market.

REIT Risk

The funds may, from time to time, in accordance with their respective investment policies, invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended or by changes in interest rates. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940, as amended.

REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each fund intends to include the gross dividends from such REITs in its distributions to shareholders and, accordingly, a portion of the funds’ distributions may also be designated as a return of capital. For more information, please see the discussion under “Tax Treatment.”

Debt Securities Risk

The funds may, from time to time, in accordance with their respective investment policies, invest in debt securities of any maturity. Investments in debt securities pose different risks than investments in equity securities. The value of fixed income securities generally will fall if interest rates rise. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Investments in debt securities rated below investment grade, i.e., junk bonds, and unrated securities of comparable quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Foreign Securities Risk

The funds may, from time to time, in accordance with their respective investment policies, invest in foreign securities. Investments in foreign securities denominated in foreign currencies and/or traded outside of the U.S. require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside of the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

Disclosure of Portfolio Holdings

A description of the funds’ policies regarding the disclosure of the funds’ portfolio holdings can be found in the statement of additional information. The funds publish on their website, www.strattonfunds.com, a complete list of each fund’s month-end portfolio holdings by the fifth business day of the following month. This information will be available on the website until the date on which a fund files its next portfolio holdings report on either Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (“SEC”).

ADVISOR

Stratton Management Company is an investment advisor registered with the SEC located at 150 South Warner Road, Suite 460, King of Prussia, PA 19406. The advisor provides investment advisory services for a variety of individuals and institutions, and had approximately $2 billion in assets under management as of December 31, 2012.

Shawn M. Gallagher, CFA, is primarily responsible for the day-to-day management of the Mid Cap Value Fund. He has managed the fund since 2012. He was named President of the fund in 2012 and has worked on the fund since 2010. He is Vice President of the advisor and has been an Equity Analyst of the advisor since 2005.

Andrew T. DiZio, CFA, is primarily responsible for the day-to-day management of the Real Estate Fund. He has managed the fund since 2012. He was named President of the fund and Vice President of the advisor in 2012. Prior to joining the advisor, he was Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst since 2007.

Gerald M. Van Horn, CFA, manages the Small Cap Value Fund. He is President of the Small Cap Value Fund. Mr. Van Horn has managed the Small Cap Value Fund since 2000. He has served as a Portfolio Manager of the advisor since 2000 and as Senior Vice President of the advisor since 2008. He was named Director, Chairman and CEO of the funds in 2013.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each fund.

The Investment Advisory Agreements between each fund and the advisor were approved by the funds’ Board of Directors on April 24, 2012. A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreements between each fund and the advisor is available in the funds’ Semi-Annual Report to Shareholders for the semi-annual period June 30, 2012.

Advisory Fee

Pursuant to Investment Advisory Agreements, the advisor provides an investment program in accordance with each fund’s investment policies, limitations and restrictions. Each fund pays the advisor a management fee, which is calculated daily and paid monthly. Each fund’s Investment Advisory Agreement spells out the management fee and other expenses that the fund must pay. For the fiscal year ended December 31, 2012, the Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund paid the advisor a management fee at an annualized rate of 0.75%, 0.625% and 0.90% of each fund’s respective average daily net assets.

PRICING FUND SHARES

Fund share pricing is based upon net asset value (“NAV”). The NAV per share of each fund is determined once each business day as of the close of regular trading hours (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Such determination will be made by dividing the value of all securities and other assets (including dividends accrued but not collected) less any liabilities (including accrued expenses) by the total number of shares outstanding.

Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

Securities for which market quotations are not readily available will be valued at their “fair value” in good faith. For these purposes “fair value” means the price that the advisor reasonably expects the funds could receive from an arm's-length buyer upon the current sale of the securities within 7 days, after considering all appropriate factors and indications of value available to them. The advisor will monitor on a daily basis market changes that may affect such valuation. In the event the fair value of a portfolio security is determined, such action will be promptly reported to the Valuation Committee of the Board of Directors. The reports include the basis for the pricing determinations made by the advisor. The Valuation Committee is authorized to take such further actions as it deems appropriate in the interest of the funds and their respective shareholders in light of the information it receives. The advisor, subject to Board oversight, will regularly test the accuracy of the fair value price of a security by comparing the price with values that are available from other sources, including actual trade prices and quotations from pricing services and dealers. The advisor, subject to Board oversight, will exercise reasonable diligence to obtain market quotations before concluding that market quotations are not readily available. The advisor may not fair value price securities when market quotations are readily available. The advisor, subject to Board oversight, may determine to fair value price securities to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a fund’s NAV. Situations involving significant events include, but are not limited to, if a security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time. One effect of using fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of fund shares. However, it involves the risk that the values used by the funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Determination of the NAV may be suspended when the right of redemption is suspended as provided under “How to Sell Fund Shares.”

HOW TO BUY FUND SHARES

You pay no sales charge to invest in any of the funds. Shares of all funds are sold at the NAV per share next determined after receipt of a purchase in good order by the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY” or “Transfer Agent”) (or a designated intermediary (as described under the heading “General Information”)).

Customer Identification Program

Federal regulations require the funds to obtain specific information when you open an account. This information includes your name, date of birth, social security number or employer identification number or other government-issued identification number, mailing address and, if different, residency address. Additional information may be required in certain circumstances. Purchase applications without such information will not be accepted. To the extent permitted by applicable law, the funds reserve the right to place limits on transactions in your account until your identity is verified. A fund may reject your account at its discretion if all required documentation is not received in good order when you attempt to open your account.

Timing of Requests

All requests received by BNY or a designated intermediary before the close of the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s closing share price. Orders received after 4:00 p.m. Eastern time will be executed the next day that the NYSE is open, at that day’s closing share price. Shares will not be priced and are not available for purchase on days when the NYSE is closed for trading.

General Information

Please note that if you sell or exchange your shares within 120 days of the day you bought them, you may be required to pay a redemption fee of 1.50% which will be deducted from your proceeds. See “How to Sell Fund Shares — Redemption Fee”. This fee is retained by the funds to compensate the funds for the extra expense they incur as a result of short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee may not apply in certain circumstances as discussed below.

The redemption fee will be waived in the event of a redemption following the death or disability of a shareholder as defined in Section 72(m)(7) of the Internal Revenue Code, as amended. The redemption fee will also be waived for required minimum distributions from any retirement account or shares purchased through reinvested dividends or capital gains. For a listing of the circumstances in which the funds will waive the redemption fee, see “How to Sell Fund Shares — Redemption Fee”.

Shares of a fund may be purchased or redeemed through broker/dealers who may charge a transaction fee. This fee would not otherwise be charged if the shares were purchased directly from a fund. The funds may accept wire purchase orders from broker/dealers and institutions that previously have been approved by a fund. The funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The funds reserve the right to reject any purchase order.

The funds will only accept checks drawn on U.S. currency on domestic banks. Please make your check payable to the name of the fund you wish to invest in, or, if investing in more than one fund, to Stratton Mutual Funds. Third-party checks, starter checks, credit cards, credit card checks and cash and cash equivalents — such as traveler’s checks, cashier’s checks, certified checks and money orders — cannot be accepted to purchase shares.

The funds reserve the right to waive minimum purchase requirements. The funds reserve the right to reject a redemption request until the purchase check has cleared. The Transfer Agent may charge a fee for any purchase check returned to the custodian and for stop payment orders. The funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a fund for any loss sustained by reason of your failure to make full payment for shares of the fund you previously purchased or subscribed for.

The funds may authorize certain financial intermediaries to accept, on behalf of the funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders (such intermediaries, “designated intermediaries”). In these cases, a fund will be deemed to have received an order that is in proper form when the order is accepted by the designated intermediary on a business day, and the order will be priced at the fund's NAV next determined after such acceptance. Your designated intermediary is responsible for transmitting accepted orders to the funds within the time period agreed upon.

The advisor and/or its affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the funds or for other services to the funds and shareholders. These payments ("Additional Payments") would be in addition to fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of a fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the funds’ statement of additional information. The advisor does not direct portfolio transactions to broker-dealers in exchange for sales of fund shares or to receive preferential marketing treatment. A fund may reimburse the advisor for and/or pay directly certain Additional Payments.

Shareholder inquiries should be directed to a specific fund c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9801, Providence, RI 02940, or by calling toll-free (800) 472-4266. Certain special shareholder services, such as a request for a historical transcript of your account, may involve an additional fee.

Shareholders of each fund can obtain toll-free access to account information, as well as some transactions, by calling (800) 472-4266. Integrated Voice Response System provides share price and price change for the funds, gives account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months) and allows exchanges of shares.

Online account access is available through the funds’ website. Visit www.strattonfunds.com to establish online account access.

In-Kind Purchases

In certain situations, fund shares may be purchased by tendering payment in-kind in the form of securities. Any securities used to buy fund shares must be readily marketable, their acquisition consistent with the fund’s objective and otherwise acceptable to the advisor. Prior to making such a purchase, you should call the advisor to determine if the securities you wish to use to make a purchase are appropriate. The funds reserve the right to reject the offer of any payment in-kind.

How to buy fund shares

To open an account	To add to an account
By Mail	By Mail

Complete the application.

Minimum initial investment for the funds:

$2,000 for non-retirement accounts

$500 for retirement accounts

Please make check payable to the name of the fund you wish to invest in, or to Stratton Mutual Funds if investing in more than one fund.

If using regular first-class mail, send to:

STRATTON MUTUAL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9801

Providence, RI 02940

If using express delivery, registered or certified mail, send to:

STRATTON MUTUAL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Minimum additional investments for the funds:

$100 for non-retirement accounts

No minimum for retirement accounts

Please make check payable to the name of the fund you are investing in and write your account number on the check. Mail your check and the stub from your last account statement to the funds.

If using regular first-class mail, send to:

STRATTON MUTUAL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9801

Providence, RI 02940

If using express delivery, registered or certified mail, send to:

STRATTON MUTUAL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

By Wire

Call (800) 472-4266 for current wire instructions. Minimum additional investments for the funds: $100 for non-retirement accounts No minimum for retirement accounts Your bank may charge a wire fee.

By Automatic Investment

Complete the applicable sections on the application. Non-retirement accounts require a $2,000 initial minimum balance in order to participate. Subsequent investments will be drawn from your bank account and invested into the fund(s). The minimum monthly investment is $100.

Please note that purchases made by ACH (Automated Clearing House) may take up to 3 business days to be received from your bank. Your purchase will be credited to your account on the day monies are received at the next determined NAV after receipt of your monies by the Transfer Agent.

HOW TO SELL FUND SHARES

Timing of Requests

Shares are redeemed at the NAV next determined at the close of regular trading hours on the NYSE after receipt of a request for redemption in the form described below, and the certificates (if any) evidencing the shares to be redeemed. A redemption fee may apply; see “Redemption Fee” below. The Transfer Agent may charge a fee for wiring redemption proceeds. Payment for shares redeemed is made by mailing a check to your address of record within five business days, or such shorter time period as may be required by applicable SEC rules, after receipt of the redemption request and certificates (if issued).

Frequent Purchases and Redemptions of Fund Shares

Fund investors may attempt to profit through a practice called market timing or short-term trading in fund shares. This might be achieved by the purchase and redemption of fund shares within a short time period. Frequent short-term trading of shares can harm shareholders in various ways, including reducing the returns of long-term shareholders by increasing costs to the fund, such as brokerage commissions, disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced in the funds’ NAV. The funds’ Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by shareholders. See “Redemption Fee” below. The funds receive reports from their service providers through which they monitor activity that may be construed to be short-term trading. When such activity appears to be taking place, the fund issues instructions to its service provider so as to place restrictions on the shareholder’s purchase or exchange activity. From time to time the funds may put in place additional procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place.

Redemption Fee

If you sell or exchange your shares within 120 days after the purchase date, you may be charged a redemption fee of 1.50% of the total redemption amount. This fee is retained by the funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first.

The funds, in their discretion, are authorized to waive the redemption fee for the following transactions:

•

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that are unable to impose a redemption fee on their underlying customer accounts;

•

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

•	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments from the funds;

•	Redemptions due to death or the post-purchase disability of the shareholder of the account;

•	Redemptions to satisfy minimum required distributions from retirement accounts;

•	Redemptions representing the return of excess contributions in retirement accounts; and

•	Redemptions initiated by the funds.

In addition to the circumstances noted above, the funds reserve the right to waive the redemption fee in their discretion where they believe such waiver is consistent with the best interests of the funds, to the extent permitted by law.

Telephone Redemptions

Neither the funds nor any of their service contractors will be liable for any loss or expense or cost in acting upon any telephone instructions that are reasonably believed to be genuine. To the extent that a fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement.

Redeeming Recently Purchased Shares

If you wish to redeem shares that were recently purchased by check, the funds may reject your redemption request until the purchase check has cleared. You would then need to resubmit your redemption request and this would delay the receipt of your proceeds. If you are considering redeeming shares soon after purchase, you should purchase by bank wire to avoid delay.

Medallion Signature Guarantees

The funds may require additional documentation or medallion signature guarantees on any redemptions if proceeds are to be paid to someone other than the account holder, when redemption proceeds are to be wired to a bank, requests are made to transfer share registration, on redemptions over $100,000 or when redemption proceeds are to be sent to an address other than that of the account holder. For your protection, the funds require a medallion signature guarantee if the account address has been changed within 30 days of the redemption request. A medallion signature guarantee helps protect against fraud. You can obtain one from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please call (800) 472-4266 with any questions about obtaining a medallion signature guarantee.

Accounts with Low Balances

Due to the expense of maintaining accounts with low balances, if your non-retirement account falls below $1,000, or your retirement account falls below $500, a fund may ask you to increase your balance. If your balance remains below $1,000 or $500, as applicable, after 60 days, a fund may close your account and send you the proceeds.

General Information

The funds reserve the right to suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted on the NYSE, the SEC declares an emergency, or for other reasons as permitted by the SEC. The funds also reserve the right to delay sending out redemption proceeds for up to seven days. This generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions. The funds also reserve the right to redeem shares in-kind, i.e., by delivering securities held in a fund’s portfolio in lieu of cash.

How to sell fund shares

By Mail	By Telephone

Write a letter of instruction that includes:

•     the fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell; and

•     all signatures and any additional documents that may be required

Mail your letter and any applicable stock certificates you hold to:

If using regular first-class mail:

STRATTON MUTUAL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9801

Providence, RI 02940

If using express delivery, registered or certified mail:

STRATTON MUTUAL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

A check will be mailed to the name(s) and address in which the account is registered. A redemption fee may apply if you redeem your shares within 120 days after the purchase date.

Call (800) 472-4266 to request a redemption of your fund shares. Requests made before 4:00 p.m. Eastern time will be executed the same day, at that day’s closing share price. Calls received after 4:00 p.m. Eastern time will be executed the following day, at that day’s closing share price.

The funds may require additional documentation or a medallion signature guarantee on any redemptions in amounts over $100,000.

Telephone redemption requests to send proceeds to a bank may be accepted if the appropriate wiring instructions are on file prior to the request. Requests to send proceeds to an address other than the address of record must be in writing and include the appropriate medallion signature guarantees.

By Automated Clearing House

Redemption proceeds may be transferred to banks that are on-line members of ACH, without a service fee. Written ACH redemption requests should be sent to BNY at the applicable address under “By Mail.” ACH redemptions are sent the day following receipt of your request and funds are typically available two days later.

Please note that for redemptions made by ACH, a fund’s NAV will be determined at the next determined NAV after receipt of your redemption request by BNY.

By Exchange	By Systematic Cash Withdrawal Plan

Call (800) 472-4266 to request an exchange of shares into another Stratton Mutual Fund. An exchange fee may apply if you exchange your shares within 120 days after the purchase date.	To participate in this plan, you must either own or purchase shares having a minimum value of $10,000. Call (800) 472-4266 to request this plan. There is a $50 monthly minimum.

EXCHANGE PRIVILEGE

You can exchange fund shares for shares of the other Stratton funds. Each fund has a distinct investment objective, which should be reviewed before executing any exchange of shares. You should also read the additional information about a fund contained in this prospectus, including its expenses, before seeking any such exchange. Shares may be exchanged by written or telephonic request. If you exchange your shares within 120 days after the purchase date, a redemption fee of 1.50% may be charged on the amount exchanged.

Shareholders who have certificated shares must surrender these certificates to the Transfer Agent to be held on account in unissued form before taking advantage of the exchange privilege. When returning certificates for this purpose only, signature(s) need not be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The funds reserve the right to terminate or change the terms of the exchange privilege at any time. The funds will give shareholders at least 60 days notice before terminating or materially amending the exchange privilege. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or capital loss to the shareholder for federal income tax purposes.

RETIREMENT AND EDUCATION PLANS

Shares of the funds are available for purchase through individual retirement accounts (“IRAs”), other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling (800) 472-4266, or visiting the funds’ website at www.strattonfunds.com.

DELIVERY OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit investment companies and financial intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder documents with respect to two or more shareholders sharing the same address by delivering a single document addressed to those shareholders. This process is commonly referred to as “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive individual copies of these documents, please call toll-free (800) 472-4266 or, if your shares are held through a financial intermediary, please contact the institution directly. The funds will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

TAX TREATMENT

The following is only a summary of certain tax considerations under current law, which may be subject to change in the future. The summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income taxes. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Fund Distributions

Each fund expects to declare as dividends each year all or substantially all of its net investment income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Distributions attributable to the net capital gain of a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and investment company taxable income are taxable to you as ordinary income. However, if a fund’s distributions exceed its net income and gain — as may be the case particularly for the Real Estate Fund, because REIT distributions often include a nontaxable return of capital — that excess will generally result in a nontaxable return of capital to you. Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 20%. Fund distributions to noncorporate shareholders attributable to qualified dividends received by the funds from U.S. and certain “qualified” foreign corporations will generally be taxed at a maximum rate of 20%, as long as certain other requirements are met. For these lower rates to apply, the Fund must have owned the stock on which the dividends were paid and the noncorporate shareholders must have owned their fund shares each for at least 61 days during the 121-day period beginning 60 days before the fund’s ex-dividend date. The amount of a fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a fund’s securities lending activities, or by a high portfolio turnover rate. Dividends received from REITs will generally not be considered qualifying dividends and thus not eligible for the reduced 20% rate. Beginning in 2013, U.S. individuals with “modified adjusted gross income” in excess of $200,000 or $250,000 for married couples filing joint tax returns will pay a Medicare contribution tax of 3.8% on their “net investment income” including interest, dividends and capital gains.

Beginning with shares acquired after December 31, 2011, each fund is required to calculate and report the cost basis of shares sold or exchanged. The funds intend to use the Highest Cost Long-Term, First-Out (HILT) method to compute the basis, unless you instruct the funds otherwise. If your shares are held by a broker you should contact such broker.

The tax treatment of fund distributions will be the same for you whether they are paid in cash or reinvested in additional shares. Any dividends declared in October, November or December and paid in January will be deemed for tax purposes to have been paid to you on December 31. You will be notified annually of the amount and tax status of all distributions paid to you.

REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the funds to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March.

A percentage of the dividends paid to shareholders that are corporations may be eligible for the dividends-received deduction to the extent the dividends are attributable to qualifying dividends received by the fund from domestic corporations. This percentage may, however, be reduced by a high portfolio turnover rate or a fund’s securities lending activities. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the dividends-received deduction.

You should note that if you purchase shares shortly before a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges

You will recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis for shares acquired before January 1, 2012, you should retain your account statements for the periods during which you held shares. Generally, your gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

State and Local Taxes

You will also generally be subject to any applicable state and local income taxes on fund distributions and redemptions. State income taxes generally will not apply, however, to fund distributions attributable to interest on certain U.S. government securities, if any.

IRS or Other Tax-Qualified Plans

The one major exception to this summary tax discussion is that income on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless acquired with borrowed funds.

Back-Up Withholding

In order to avoid backup withholding of 28% of the reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to you, you must certify by signature on your application, or on a separate W-9 Form supplied by the transfer agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

U.S. Tax Treatment of Foreign Shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the U.S. (provided that the shareholder furnishes the fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits). In the case of regulated investment companies such as the funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the funds’ net capital gains (the excess of net long-term capital gains over net short-term capital loss). For fund taxable years beginning before January 1, 2014, dividends properly identified by a fund as interest related or short term capital gains are not subject to such withholding provided the shareholder furnishes the fund with a properly completed form W-8BEN to establish entitlement to these exemptions.

In contrast, if a foreign investor conducts a trade or business in the U.S. and the investment in a fund is effectively connected with that trade or business, or a foreign individual investor is present in the U.S. for 183 days or more in a calendar year, then the foreign investor's income from the fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in a fund.

Beginning January 1, 2014, the funds will be required to withhold tax at the rate of 30% on distributions made to foreign entities that do not comply with the information reporting requirements of the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a fund.

More information about taxes is contained in the statement of additional information.

DIVIDENDS AND DISTRIBUTIONS

The shareholders of each fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the fund involved, when declared by the Board of Directors of such fund. The Real Estate Fund generally declares and pays dividends, if any, on a semi-annual basis; however it may declare and pay dividends more frequently. The Mid Cap Value and Small Cap Value Funds declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of such fund.

[OUTSIDE BACK COVER]

STRATTON

Mutual Funds

You can request other information, including a Statement of Additional Information, Annual Report or Semi-Annual Report, free of charge by contacting Stratton Mutual Funds at (800) 472-4266. The funds’ Statement of Additional Information and most recent Report are also available on www.strattonfunds.com. In the funds’ Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

The Statement of Additional Information provides detailed information about the funds and is incorporated into this Prospectus by reference. You may review and copy information about the funds (including the funds’ Statement of Additional Information) at the SEC’s Public Reference Room or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-1520, (202) 551-8090. You may also obtain reports and other information about the funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s Internet site at www.sec.gov.

INVESTMENT ADVISOR

Stratton Management Company 150 South Warner Road Suite 460 King of Prussia, PA 19406

TRANSFER AGENT &

DIVIDEND PAYING AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9801

Providence, RI 02940

SEC file nos:	Stratton Mid Cap Value Fund, Inc. 811-2297
Stratton Real Estate Fund, Inc. 811-2240
The Stratton Funds, Inc. 811-7434

Visit Stratton Mutual Funds at

www.strattonfunds.com

STRATTON

MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc. – STRGX

Stratton Real Estate Fund, Inc. – STMDX

Stratton Small Cap Value Fund – STSCX

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

This statement of additional information provides supplementary information pertaining to shares of common stock in three separate mutual funds: Stratton Mid Cap Value Fund, Inc.; Stratton Real Estate Fund, Inc.; and Stratton Small Cap Value Fund, a separate series of The Stratton Funds, Inc.

This statement of additional information is not a prospectus but should be read in conjunction with the current prospectus dated May 1, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. The funds’ audited financial statements and financial highlights included in their annual report to shareholders are incorporated by reference into this statement of additional information. Copies of the Annual Report and Semi-Annual Report may be obtained free of charge by writing or calling the funds or by downloading the documents on www.strattonfunds.com.

150 South Warner Road
Suite 460
King of Prussia, PA 19406
(610) 941-0255

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HISTORY OF THE FUNDS

This statement of additional information pertains to the following separate funds incorporated under the laws of the State of Maryland:

Name of Fund	Date of Incorporation
Stratton Mid Cap Value Fund, Inc. Stratton Real Estate Fund, Inc. The Stratton Funds, Inc. Stratton Small Cap Value Fund	June 21, 1985* March 4, 1985** January 5, 1993***

*	As successor to a Delaware corporation organized on June 5, 1972. On May 1, 2006, Stratton Growth Fund, Inc. changed its name to Stratton Multi-Cap Fund, Inc. On May 1, 2013, Stratton Multi-Cap Fund, Inc. changed its name to Stratton Mid Cap Value Fund, Inc.

**	As successor to a Delaware corporation organized on November 10, 1971. On December 9, 1997, the fund changed its name from Stratton Monthly Dividend Shares, Inc. to Stratton Monthly Dividend REIT Shares, Inc. On September 30, 2009, the fund changed its name from Stratton Monthly Dividend REIT Shares, Inc. to Stratton Real Estate Fund, Inc.

***	Stratton Small Cap Value Fund commenced operations on April 12, 1993 as the Stratton Small-Cap Yield Fund. On January 18, 2000, the Stratton Small-Cap Yield Fund changed its name to Stratton Small Cap Value Fund.

Classification

The funds are classified as open-end management investment companies. The funds are diversified, which means that, with respect to 75% of each fund’s total assets, such fund will not invest more than 5% of its respective assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities), nor will a fund invest in more than 10% of the outstanding voting securities of any issuer.

INVESTMENT STRATEGIES AND RISKS

Types of Obligations, Investment Risks and Other Investment Information

The following investment strategies supplement those set forth in the funds’ prospectus. The following investment strategies are not fundamental and a particular fund’s Board may change such strategies without shareholder approval.

Temporary Investments

As stated in the prospectus, each fund may make temporary investments in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances temporarily to maintain liquidity, to meet shareholder redemptions, or as a defensive measure to attempt to protect capital. These securities include, but are not limited to, obligations of the U.S. Government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances, repurchase agreements and money market instruments. The funds may also invest, for temporary defensive purposes, without limitation, in non-convertible preferred stocks, debt securities and domestic corporate and government fixed income obligations. The following supplements the discussion of such investments in the prospectus.

U.S. Government Obligations. Each fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities that may be held by the funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal

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Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States. U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years.

Certain federal agencies, such as GNMA, have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

There is the risk that the U.S. Government will not provide financial support to U.S. Government agencies or instrumentalities if it is not obligated to do so by law. Although the issuers of many U.S. Government agency obligations purchased by the funds, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government agency obligations held by the funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In addition, in a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In August 2012, the Treasury announced that it altered the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly. Under the change, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 billion by 2018, four years earlier than planned.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor’s Ratings Group, a Division of McGraw Hill, Prime-2 or higher by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical ratings organization, or if unrated, will be determined to be of comparable quality by the fund’s advisor.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Repurchase Agreements. Each fund may purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually specified date and price (“repurchase agreements”). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the advisor. Unless a

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repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each fund’s 15% limitation with respect to investments in illiquid securities. Repurchase agreements are subject to the continuing 300% asset coverage requirement of Section 18(f)(1) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and a fund will value the repurchase agreement at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the fund holding such obligation would suffer a loss if the proceeds from a sale of the underlying securities (including accrued interest) are less than the repurchase price (including accrued interest) agreed upon in the repurchase agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a fund might be delayed pending court action.

The repurchase price under a repurchase agreement generally equals the price paid by a fund plus interest negotiated on the basis of then current short-term interest rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a fund’s custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a fund under the 1940 Act. The collateral that a fund receives under a repurchase agreement may be included in calculating the fund’s assets in determing whether the fund has loaned more than one-third of its total assets.

Money Market Instruments. Each fund may invest in short-term, high-quality instruments which include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the funds bear the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Preferred Securities. Each fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Debt Securities and Fixed Income Obligations. Each fund may invest in debt securities and domestic corporate and government fixed income obligations. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value.

Debt securities include a variety of fixed income obligations, including, but not limited to, domestic corporate bonds and government securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

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Additional Non-Fundamental Investment Strategies

Convertible Securities. The funds may, from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they are, if ever, converted to the issuer’s underlying common stock. However, they will react to both movements in interest rates and movements in the issuer’s underlying common stock. The holder is entitled to receive the interest payment of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash, to purchase the issuer’s common stock. When such bonds are owned as part of a unit with warrants (which are options to buy the common stock), they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are generally senior to common stock and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and convertible preferred stocks are expected to provide a stable stream of income with generally higher yields than common stocks, but with lower yields than non-convertible securities of similar quality. A fund may exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the advisor’s opinion, the investment characteristics of the underlying common shares will assist the fund in achieving its investment objective. Otherwise, a fund may hold or trade the convertible securities.

Securities of Non-U.S. Companies Traded on U.S. Stock Exchanges. The funds may, from time to time, in accordance with their respective investment policies, purchase sponsored and unsponsored American Depositary Receipts (“ADRs”), which are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are usually issued by a foreign issuer. ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the ADR. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored ADR. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored ADRs and there may not be a correlation between such information and the market value of the ADRs. The funds may also purchase American Depositary Shares (“ADSs”), which are typically held by a depository and represent actual shares of the common stock of a foreign company. ADRs and ADSs trade on U.S. stock exchanges and are U.S. dollar denominated. For purposes of the funds’ investment policies, investments in ADRs and ADSs will be deemed to be investments in the underlying securities. Thus, an ADR or ADS representing ownership of common stock will be treated as common stock.

Foreign Securities. The funds may, from time to time, in accordance with their respective investment policies, invest in foreign securities. Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States’ companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States’ companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

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Debt Securities. The funds may, from time to time, in accordance with their respective investment policies, invest in debt securities. Investments in debt securities pose different risks than investments in equity securities. The value of fixed income securities generally will fall if interest rates rise. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Investments in debt securities rated below investment grade, i.e., junk bonds, and unrated securities of comparable quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are deemed fundamental policies and may be changed, with respect to a fund, only by the approval of the holders of a “majority” of such fund’s outstanding shares. The term “majority” of a fund’s outstanding shares means the holders of the lesser of: (1) 67% of a fund’s shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of such fund are present in person or by proxy at such shareholder meeting; or (2) more than 50% of such fund’s outstanding shares.

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of a fund’s investments will not cause a violation of the limitations. In addition, the limitations will not be violated if a fund receives securities by reason of a merger or other form of reorganization.

STRATTON MID CAP VALUE FUND WILL NOT:

1.	Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the U. S. Government or agencies thereof.

2.	Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3.	Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4.	Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5.	Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the fund might be deemed to be an underwriter under the Securities Act of 1933.

6.	Pledge, mortgage or hypothecate its assets.

7.	Invest for purposes of exercising management or control.

8.	Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

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9.	Purchase securities on margin, but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10.	Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11.	Purchase or sell real estate or interests in real estate. This will not prevent the fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12.	Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13.

Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or Director of the fund or the advisor owns beneficially more than  1/2 of 1%, and such officers and Directors holding more than  1/2 of 1% together own beneficially more than 5% of the issuer’s securities.

14.	Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund’s investments in such industry would exceed 25% of the value of its net assets of the fund.

15.	Issue any senior securities (as defined in the 1940 Act).

The fund will not invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the fund. This restriction may be changed or eliminated at any time by the Board of Directors of the fund without action by the fund’s shareholders.

STRATTON REAL ESTATE FUND WILL NOT:

1.	Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

2.	Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have not had at least three years of continuous operation.

3.	Issue any senior securities (as defined in the 1940 Act), except in so far as investment restriction 1 may be deemed to be an issuance of a senior security.

4.	Act as an underwriter or purchase securities which the fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933.

5.	Purchase or sell real estate, commodities, or commodity contracts.

6.	As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. Government, its agencies or its instrumentalities, if immediately thereafter such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

7.	Purchase or own 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase or own 10% or more of the outstanding voting securities of any other issuer.

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8.

Purchase the securities of an issuer, if, to the fund’s knowledge, one or more officers or Directors of the fund or of the advisor individually own beneficially more than  1/2 of 1%, and those owning more than  1/2 of 1% together own beneficially more than 5%, of the outstanding securities of such issuer.

9.	Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan.

10.	Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

11.	Participate on a joint or a joint-and-several basis in any securities trading account.

12.	Invest in puts, calls or combinations thereof or make short sales.

13.	Purchase the securities of other investment companies.

14.	Purchase securities which do not have readily available market quotations.

The fund will invest more than 25% of its net assets in real estate investment trusts (“REITs”), and thus will be concentrated. REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 13 above. The restriction in limitation 5 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The following investment restrictions can be changed or eliminated by the Board of Directors of Stratton Real Estate Fund without action by the fund’s shareholders:

1.	The fund will not invest for the purpose of exercising control or management.

2.	The fund will not invest in warrants, except when acquired as a unit with other securities.

STRATTON SMALL CAP VALUE FUND WILL NOT:

1.	Issue any senior securities (as defined in the 1940 Act); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets.

2.	Act as an underwriter of securities, except that, in connection with the disposition of a security, the fund may be deemed to be an “Underwriter” as that term is defined in the Securities Act of 1933.

3.	Purchase or sell real estate, commodities, or commodity contracts.

4.	As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. Government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

5.	Purchase or own 10% or more of the outstanding voting securities of any one issuer.

6.

Purchase the securities of an issuer, if, to the fund’s knowledge, one or more officers or Directors of the fund or of the advisor individually own beneficially more than  1/2 of 1%, and those owning more than  1/2 of 1% together own beneficially more than 5%, of the outstanding securities of such issuer.

7.	Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

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8.	Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

9.	Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund’s investments in such industry would exceed 25% of the value of its net assets of the fund.

10.	Invest in puts, calls, straddles or combinations thereof or make short sales.

11.	Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a U.S. Securities and Exchange Commission (“SEC”) approved offer of exchange.

12.	Invest for the purpose of exercising control over, or management of, the issuer.

REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 11 above. The restriction in limitation 3 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

Any borrowings by the funds not for temporary purposes will be done in compliance with the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which the funds, their administrator and their advisor (collectively the “service providers”) may disclose each fund’s portfolio securities. The funds and their service providers shall only disclose information concerning securities held in the funds’ portfolio under the following circumstances.

The funds or a service provider may disclose a fund’s portfolio securities holdings to selected third parties when the funds have a legitimate business purpose for doing so. Examples of instances in which selective disclosure of a fund’s portfolio securities may be appropriate include, but are not limited to, disclosures to: providers of auditing, custody, proxy voting or other services to the funds, or rating, ranking or other informational agencies. In the event that the funds or their service providers disclose a fund’s portfolio securities holdings to a selected third party for a legitimate fund business purpose, such third party will be required to keep the information confidential and may not trade on such information.

As required by the federal securities laws, including the 1940 Act, the funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Each fund publishes on the funds’ website, www.strattonfunds.com, a complete list of its month-end portfolio holdings by the fifth business day of the following month. Each fund may then make such information available to any person the day after the information is posted to the website. This information will be available on the website until the date on which a fund files its next portfolio holdings report on either Form N-CSR or Form N-Q with the SEC.

Portfolio holdings information that is not filed with the SEC or posted on the funds’ website may be provided to third-parties only if the third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third-parties must be approved in advance by a fund’s President and Treasurer, or by the advisor’s President. The funds’ administrator is responsible for portfolio holdings disclosure to third-party service providers of auditing, custody, proxy voting and other similar services for the funds, as well as to rating, ranking and informational organizations, all of which is generally permitted. However, information may not be disclosed to other third parties (including without limitation, individuals, institutional investors, and intermediaries that sell shares of the

9

funds) unless approved by a fund’s President and Treasurer, or by the advisor’s President, only after they determine that the fund has a legitimate business purpose for making such disclosure. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

In accordance with this policy, entities that receive non-public portfolio holdings information for each fund on an ongoing basis are the funds’: advisor, transfer agent, accountant, administrator, independent registered public accounting firm, custodian, legal counsel, financial printer, and proxy-voting service. Third-party providers of custodial or accounting services to the funds (so called sub-custodians or sub-accountants) may release non-public portfolio information of the funds only with the permission of the funds’ administrator. From time to time, portfolio holdings information may be provided by the advisor to broker-dealers solely in connection with a fund seeking securities trading suggestions. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Neither the funds, their service providers nor any of their affiliated persons (as that term is defined in the 1940 Act) may receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the funds’ portfolio securities.

The Board of Directors shall receive a report at the next regularly scheduled Board meeting if disclosures of the funds’ portfolio holdings are made in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures occurred.

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MANAGEMENT OF THE FUNDS

Directors and Officers

Set forth below are the Directors and officers of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (collectively, the “Companies”), their positions and term of office with the Companies, ages, principal occupations during the past five years and other directorships held during the past five years. The term “officer” means president, vice president, secretary, treasurer, controller or any other officer who performs policymaking functions. Each of the Directors named below is a Director for each of the Companies and each of the officers named below holds the same position, unless otherwise noted, with each of the Companies. The address of each Director and officer for purposes of business relating to the Companies is c/o Stratton Management Co., 150 South Warner Road, Suite 460, King of Prussia, PA 19406.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INDEPENDENT DIRECTORS*

Brian G. Peirce (54) Director	Since 2010	Mr. Peirce is President and CEO of Peirce-Phelps.	Three	Heating, Air Conditioning and Refrigeration Dist. Int. (national wholesale trade association); Affiliated Distributors (industrial wholesale purchasing group); Airline Hydraulics (distributor of pneumatic systems and devices)

Lois Rothenberger (62) Director	Since 2008	Ms. Rothenberger is Vice President of Finance and CFO of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (65) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

Joel H. Wilson (64) Director	Since 2005	Mr. Wilson is Co-Owner and Principal of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (63) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

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Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INTERESTED DIRECTORS**

Gerald M. Van Horn, CFA[3] (39) Chairman, Chief Executive Officer and Director. President of The Stratton Funds, Inc.	Since 2013	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	Three	None

Bernard A. Francis, Jr.[3] (62) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; Chairman of the Board and a Director of Semper Trust Co.; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co. and Member of Executive Committee of Susquehanna Bancshares, Inc.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

Shawn M. Gallagher, CFA (32) President of Stratton Mid Cap Value Fund, Inc.	Since 2012	Mr. Gallagher is Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Andrew T. DiZio (32) President of Stratton Real Estate Fund, Inc.	Since 2012	Mr. DiZio is Vice President of the investment advisor, Stratton Management Company. Prior to joining the advisor, he was Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst since 2007.	N/A	N/A

Lynne M. Cannon (57) Chief Compliance Officer and Chief Financial Officer	Since 2010	Ms. Cannon is the Chief Compliance Officer and Chief Operating Officer of the investment advisor, Stratton Management Company. Prior, she was Vice President of BNY Mellon Investment Servicing (US) Inc.	N/A	Philadelphia Saddle Club

Michelle A. Whalen (43) Assistant Vice President	Since 2011	Ms. Whalen is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (59) Secretary and Treasurer	Multi-Cap Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Companies as defined by the 1940 Act, as amended.

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**	Directors who are “interested persons” of the Companies as defined by the 1940 Act, as amended.
[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	The “Fund Complex” consists of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.
[3]

Mr. Van Horn is an “interested person” of the Companies by reason of his position with the advisor. Mr. Francis is an “interested person” of the Companies by reason of his positions with Susquehanna Bancshares Inc., the parent company of the advisor.

The Boards of Directors of the Companies (collectively, the “Board”) believes that each of the Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the advisor, other service providers and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service positions; experience as a board member of the funds, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Gerald M. Van Horn. Mr. Van Horn was elected Chairman, Chief Executive Officer and Director of the funds on January 29, 2013. He has been President of The Stratton Funds, Inc. since May 1, 2003. Prior to this date, Mr. Van Horn served as Vice President of the Stratton Funds, Inc. since 2000. He has over 16 years of investment management experience.

Bernard A. Francis, Jr. Mr. Francis has been a Director since 2008. He is a Director and Chairman of the Board of the advisor. He has over 32 years of investment management experience.

Brian G. Peirce. Mr. Peirce has been a Director since 2010. He has 30 years of business management experience.

Lois Rothenberger. Ms. Rothenberger has been a Director since 2008. Ms. Rothenberger has 35 years of financial management experience.

Frank Thomas. Mr. Thomas has been a Director since 2003. He has over 33 years experience as a litigation attorney and advisor to businesses, individuals and institutions on a wide range of regulatory and commercial matters.

Joel H. Wilson. Mr. Wilson has been a Director since 2005. He has 41 years of business experience.

Harold L. Zuber, Jr. Mr. Zuber has been a Director since 2009. He has over 32 years of business and finance experience.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the funds rests with the Board. The funds have engaged the advisor to manage the funds on a day-to-day basis. The Board is responsible for overseeing the advisor and other service providers in the operations of the funds subject to the provisions of the Companies’ articles of incorporation, by-laws and the requirements of the 1940 Act and applicable provisions of state and other laws. The Board is currently composed of seven members, five of whom are not “interested persons” of the Companies as defined by the 1940 Act. The Directors establish the policies of the Companies and oversee and review the management of the Companies. The Board meets in-person at regularly scheduled meetings four times each year to, among other things, review the activities of the officers who are responsible for day-to-day

13

operations of the Companies. At these meetings, the Directors also review the various services provided by Stratton Management Co. and the Companies’ administrator and other service providers to ensure that the Companies’ general investment policies and programs are being carried out and administrative services are being provided in a satisfactory manner. The Directors also meet once each year in person for an educational session hosted by the advisor during which representatives of various service providers lead industry discussions. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Valuation Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Gerald M. Van Horn, CFA, an interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Companies’ service providers and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board currently does not have a lead independent Director. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the advisor and other service providers (depending on the nature of the risk), which carry out the funds’ investment management and business affairs. The advisor and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the advisor and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Companies, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the advisor, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Companies’ independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the funds’ other primary service providers on a periodic or regular basis, including the funds’ custodian and distributor. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Standing Committees

The Board has established the following standing committees:

Each Company has a Valuation Committee comprised of the funds’ Principal Financial Officer, Chief Compliance Officer, Portfolio Managers, and their delegates. The Valuation Committee has oversight responsibilities for, among other things, determining and monitoring the fair value of portfolio securities. No meetings of the Valuation Committee were held during the fiscal year ended December 31, 2012.

Each Company has an Audit Committee, which consists of each of the Independent Directors. The current members of each fund’s Audit Committee are Messrs. Peirce, Thomas, Wilson and Zuber, and Ms. Rothenberger. Pursuant to the Audit Committee Charter, the Audit Committee assists the Board in its oversight of the funds’ financial reporting processes. The Audit Committee meets with the funds’ management and independent registered public accounting firm to review and discuss the funds’ financial statements and the funds’ systems of internal controls. The Audit Committee is responsible for the selection and engagement of the funds’ independent registered public accounting firm, including evaluating such registered public accounting firm’s independence and pre-approving audit and non-audit services. In addition, the Audit Committee serves as the funds’ Qualified Legal Compliance Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2012.

There are no separate compensation or nominating committees of the Board.

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Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each fund as of December 31, 2012:

Name of Director	Dollar Range of Equity Securities in each Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies

INTERESTED DIRECTORS

John A. Affleck, CFA[2] Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

Bernard A. Francis, Jr. Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$50,001 - $100,000 $10,001 - $50,000 $50,001 - $100,000	Over $100,000

Gerald M. Van Horn, CFA[3] Mid Cap Value Fund Real Estate Fund Small-Cap Value Fund	0 0 Over $100,000	Over $100,000

INDEPENDENT DIRECTORS

Brian G. Peirce Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$10,001 - $50,000 $1 - $10,000 $10,001 - $50,000	$10,001 - $50,000

Lois Rothenberger Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$10,001 - $50,000 $1 - $10,000 $1 - $10,000	$10,001 - $50,000

Frank Thomas Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000

Joel H. Wilson Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	0 0 0	0

Harold L. Zuber Jr. Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

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[1]

Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and/or indirect ownership of securities where the Director’s economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and over $100,000.

[2]	Mr. Affleck resigned from the Boards of Directors effective January 29, 2013.
[3]	Mr. Van Horn has served on the Boards of Directors since January 29, 2013.

As of December 31, 2012, none of the Independent Directors or their immediate family members (spouse or dependent children) owned beneficially, or of record, any securities in the funds’ advisor or principal underwriter, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the advisor or principal underwriter of the Companies.

Compensation of the Directors

The officers and Directors of the Companies who are also officers or employees of the advisor or its parent receive no direct compensation from the funds for services to them. The Directors of the Companies serve in the same capacity for each Company and met five times in the year ended December 31, 2012. In the aggregate, each Independent Director received $3,000 for each meeting attended. Each Independent Director also received an annual retainer of $9,000 for the fiscal year ended December 31, 2012. These fees are divided on a percentage basis among the funds based on their relative net assets as of the meeting date.

Set forth below are the total fees paid to each of the Directors who are not “interested persons” for the fiscal year ended December 31, 2012:

Name of Director	Aggregate Compensation From Funds		Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex[1] Paid to Directors
Brian Peirce			None	None	$24,000
Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$ $ $	1,340 2,120 20,540

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Name of Director	Aggregate Compensation From Funds		Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex[1] Paid to Directors
Lois Rothenberger			None	None	$24,000
Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$ $ $	1,340 2,120 20,540

Frank Thomas			None	None	$24,000
Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$ $ $	1,340 2,120 20,540

Joel H. Wilson			None	None	$24,000
Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$ $ $	1,340 2,120 20,540

Harold L. Zuber, Jr.			None	None	$24,000
Mid Cap Value Fund Real Estate Fund Small Cap Value Fund	$ $ $	1,340 2,120 20,540

1	The “Fund Complex” consists of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.

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Portfolio Managers

Portfolio	Portfolio Manager
Mid Cap Value Fund	Shawn M. Gallagher, CFA, President of the Mid Cap Value Fund, manages the Mid Cap Value Fund. He has managed the fund since 2012. He has been an Equity Analyst of the advisor since 2005.

Real Estate Fund	Andrew T. DiZio, CFA, President of the Real Estate Fund, manages the Real Estate Fund. He has managed the fund since 2012. He was previously Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst since 2007.

Small Cap Value Fund	Gerald M. Van Horn, CFA, President of the Small Cap Value Fund, manages the Small Cap Value Fund. He has managed the fund since 2000. He has served as a Portfolio Manager of the advisor since 2000 and as Senior Vice President of the advisor since 2008. He was named Director, Chairman and Chief Executive Officer of the funds in January 2013.

Other Accounts Managed by the Portfolio Managers (tables do not include the Portfolios listed above)

The table below discloses other accounts within each type of category listed below for which Shawn M. Gallagher, CFA, was jointly and primarily responsible for the day-to-day portfolio management for the most recently completed fiscal year ended December 31, 2012.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed That Advisory Fee is Based on Performance	Total Assets That Advisory Fee is Based on Performance
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses other accounts within each type of category listed below for which Andrew T. DiZio, CFA, was jointly and primarily responsible for the day-to-day portfolio management as of December 31, 2012.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed That Advisory Fee is Based on Performance	Total Assets That Advisory Fee is Based on Performance
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses other accounts within each type of category listed below for which Gerald M. Van Horn, CFA, was jointly and primarily responsible for the day-to-day portfolio management for the most recently completed fiscal year ended December 31, 2012.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed That Advisory Fee is Based on Performance	Total Assets That Advisory Fee is Based on Performance
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$2.5	0	$2.5

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Conflicts of Interest

The advisor’s portfolio managers are responsible for managing one or more of the funds and a separate account and may in the future, manage other accounts, including proprietary accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a fund and may also have a performance-based fee. The side-by-side management of the funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trade practices like cross trading between a fund and another account raise conflicts of interest issues.

Compensation of the Portfolio Managers

Base Salary and Bonus. The advisor’s compensation packages for its portfolio managers are comprised of a base salary and bonus. The bonus is based, in part, on each fund’s asset level as well as the overall financial performance of the advisor.

In addition to the base salary and bonus compensation, the advisor has a number of benefits programs for all portfolio managers.

Portfolio Managers’ Ownership of Securities in the Funds They Manage*

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
Shawn M. Gallagher Mid Cap Value Fund	$10,001-$50,000

Andrew T. DiZio Real Estate Fund	$10,001-$50,000

Gerald M. Van Horn Small Cap Value Fund	$500,001-$1,000,000

*	This information is as of December 31, 2012.

Code of Ethics

The Companies, the advisor and the principal underwriter have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the funds.

Proxy Voting Policies and Procedures

The Companies are required to disclose to shareholders information concerning the funds’ proxy voting policies and procedures. The Board has delegated to the advisor responsibility for decisions regarding proxy voting for securities held by each fund. The advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Boards, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Boards for review.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the funds at (800) 472-4266 and (ii) on the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2013, ownership in the funds by the Directors and officers as a group was as follows:

Fund	Percentage of outstanding shares
1. Mid Cap Value Fund	2.44%
2. Real Estate Fund	1.02%
3. Small Cap Value Fund	0.27%

As of April 2, 2013, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the respective fund.

Fund	Owner Name and Address	Shares Owned	Percent Owned
Mid Cap Value Fund	Charles Schwab & Co Inc. Reinvest Acct Attn Book Entry 8th Floor 101 Montgomery Street San Francisco, CA 10292-2008	331,893.633	24.04%

	SEI Private Trust Company c/o Mellon Bank Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	158,410.496	11.47%

Real Estate Fund	Charles Schwab & Co Inc. Reinvest Acct Attn Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4122	369,759.537	13.43%

	National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	254,668.990	9.25%

Small Cap Value Fund	Charles Schwab & Co Inc. SPL CSTY A/C FBO Customers Reinvest Attn Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4122	4,156,061.487	27.68%

	National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	3,947,303.693	26.29%

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First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street ST. Louis, MO 63103	3,147,703.699	20.97%

As of April 2, 2013, there were no shareholders deemed to be “control” persons of the Mid Cap Value Fund or of the Real Estate Fund. As of April 2, 2013, the shareholder listed below may be deemed a “control” person of the Small Cap Value Fund. In this instance, “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund; (ii) the acknowledgement or assertion by either the controlled or the controlling party of the existence of control; or (iii) an adjudication under section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Small Cap Value Fund	Charles Schwab & Co Inc. SPL CSTY A/C FBO Customers Reinvest Attn Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4122	4,156,061.487	27.68%

	National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	3,947,303.693	26.29%

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INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor

Stratton Management Company is the funds’ investment advisor and a wholly-owned subsidiary of Susquehanna Bancshares, Inc. (“Susquehanna”). Susquehanna is a publicly owned financial services holding company with headquarters in Lititz, Pennsylvania that operates primarily in central and eastern Pennsylvania, southern New Jersey and Maryland. Persons who are affiliated with the funds, the advisor and Susquehanna are listed under the Directors and officers table under “Management of the Funds.” Pursuant to Investment Advisory Agreements, each fund pays management fees at an annualized rate of its average daily net assets as follows: 0.75% for the Mid Cap Value Fund; 0.625% for the Real Estate Fund; and 0.90% for the Small Cap Value Fund. The amount of advisory fees paid by each fund for the last three fiscal years is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
December 31, 2012	$399,018	$519,046	$7,332,456
December 31, 2011	$464,867	$497,977	$7,469,632
December 31, 2010	$509,995	$469,064	$7,095,104

Service Providers and Underwriter

BNY Mellon Investment Servicing (US) Inc. (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, provides most of the back office services to the funds. Pursuant to certain agreements, BNY provides the services commonly and separately referred to as fund administration, fund accounting and transfer agency. BNY is also the funds’ dividend paying agent.

As the funds’ Accounting Services Agent, BNY is responsible for certain accounting services such as computation of the net asset value of the funds’ shares and maintenance of certain of the funds’ books and financial records. Each fund pays BNY an accounting services fee based on each portfolio’s average net assets, which is computed daily and paid monthly. The amount of accounting services fees paid by each fund for the last three fiscal years is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
December 31, 2012	$41,294	$41,340	$264,580
December 31, 2011	$48,857	$48,874	$293,347
December 31, 2010	$51,722	$51,707	$294,355

As the funds’ Administrative Services Agent, BNY is responsible for certain administrative services such as: (1) assistance with coordinating the activities of certain other third party entities that provide services to the funds (e.g. the funds’

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independent auditors, printers, etc.); (2) maintenance of certain books and records of the funds as may be required by applicable Federal or state law; (3) preparation and, after approval by the funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the funds as required by applicable law; (4) preparation and, after approval by the funds, arranging for the filing of such registration statements and other documents with the SEC and other Federal or state regulatory authorities as may be required by applicable law; (5) review and submission to the officers of the funds for their approval, invoices or other requests for payment of the funds’ expenses and instruction to the funds’ custodian to issue payment thereof, and (6) such other action with respect to the funds as may be deemed by BNY to appropriately perform its duties under the administrative services agreements. In consideration for providing these services, each fund pays BNY an administration services fee based on each portfolio’s average net assets, which is computed daily and paid monthly. The amount of administrative services fees paid by each fund for the last three fiscal years is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
December 31, 2012	$41,294	$41,340	$264,580
December 31, 2011	$48,856	$48,874	$293,346
December 31, 2010	$51,722	$51,707	$294,355

The funds’ Independent Registered Public Accounting Firm and auditor is Tait, Weller & Baker LLP.

The Bank of New York Mellon, One Wall Street, New York, NY 10286, serves as the custodian of each fund’s assets pursuant to custodian agreements. Under such agreements, The Bank of New York Mellon: (1) maintains a separate account or accounts in the name of the funds; (2) holds and transfers portfolio securities on account of the funds; (3) accepts receipts and makes disbursements of money on behalf of the funds; (4) collects and receives all income and other payments and distributions on account of the funds’ securities; and (5) makes periodic reports to the Boards of Directors concerning the funds’ operations.

Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the funds’ principal underwriter pursuant to underwriting agreements for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of each fund. The Distributor does not receive compensation from the funds for its distribution services [except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective]. The advisor pays the Distributor a fee for certain distribution-related services.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The funds’ advisor generally seeks to obtain the best price and execution in purchases and sales of securities. The advisory agreements contain provisions, however, which authorize the funds to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made by the advisor that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the funds, viewed in terms of the particular transaction or the overall responsibilities of the advisor with respect to the funds. To the extent consistent with section 28(e) of the Securities Exchange Act of 1934, as amended, such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; and market information services. Further, such research services are ordinarily of general application and may be used by the advisor in servicing a variety of its clients. In addition, the advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations to the funds. Portfolio transactions are routed to, and commission rates are negotiated with, brokers based on the advisor’s assessment of the reliability and quality of a broker’s services, including research services. The amount of brokerage commissions paid by the funds may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. The amount of total brokerage commissions attributable to each fund (all of which were paid to brokers which provided research, statistical data or pricing information to the advisor) for the last three fiscal years are as follows:

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	Mid Cap Value Fund		Real Estate Fund		Small Cap Value Fund
December 31, 2012	$97,265	*	$102,605	*	$350,207
December 31, 2011	$49,025		$34,231		$567,453
December 31, 2010	$56,300		$28,192		$483,671

*	During the fiscal year ended December 31, 2012, the Mid Cap Value Fund and the Real Estate Fund paid more in brokerage commissions than during the fiscal year ended December 31, 2011. The commission increase was a result of increased trading activity within both funds.

Investment decisions for each fund will be made independently from investment decisions made for other clients advised by the advisor. However, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client, including the funds. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible, the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases, this coordination could have a detrimental effect on the price or quantity of a security available to any of the advisor’s clients, including the funds. In other cases, however, the ability of the funds to participate with other clients of the advisor in volume transactions may produce benefits for the funds, including, but not limited to, better transaction execution.

Subject to applicable laws and regulations, the advisor and/or its affiliates may pay, out of its own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the funds. These payments ("Additional Payments") would be in addition to the payments by the funds described in the funds' prospectus and this statement of additional information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the funds and payments for providing extra employee training and information relating to the funds; "listing" fees for the placement of the funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the funds; "marketing support" fees for providing assistance in promoting the sale of the funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the advisor and/or its affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the funds. The Additional Payments made by the advisor and/or its affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the advisor and/or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The advisor and/or its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The funds may reimburse the advisor for and/or pay directly certain Additional Payments.

REDEMPTION INFORMATION

Please call the transfer agent BNY at (800) 472-4266 to verify required language for all retirement plan redemption requests or to obtain the Retirement Plan Withdrawal Form. No redemption shall be made unless your application is first on file. In addition, a fund will not accept redemption requests until checks received for the shares purchased have cleared.

If you sell or exchange your shares within 120 days after the purchase date, you may be charged a redemption fee of 1.50% of the total redemption amount. This fee is retained by the funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first.

The funds, in their discretion, are authorized to waive the redemption fee for the following transactions:

•

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that they are unable to impose a redemption fee on their underlying customer accounts;

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•

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

•	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments from the funds;

•	Redemptions due to death or the post-purchase disability of the shareholder of the account;

•	Redemptions to satisfy minimum required distributions from retirement accounts;

•	Redemptions representing the return of excess contributions in retirement accounts; and

•	Redemptions initiated by the funds.

In addition to the circumstances noted above, the funds reserve the right to waive the redemption fee in their discretion where they believe such waiver is consistent with the best interests of the funds, to the extent permitted by law.

Redemption requests mailed to the advisor must be forwarded to the transfer agent and will not be executed until they are received in good order by the transfer agent. The transfer agent cannot accept redemption requests which specify a particular forward date for redemption. All withdrawals under the Systematic Cash Withdrawal Plan are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter.

If withdrawals under the Systematic Cash Withdrawal Plan exceed income dividends and capital gains reinvestments, or if the dollar value of your shares falls below your original purchase price, your invested principal will be depleted. Thus, depending on the size of withdrawal payments and fluctuations in the value of your shares, your original investment could be exhausted entirely. You may change or stop the Systematic Cash Withdrawal Plan at any time by written notice to the funds. Income, dividends and capital gains distributions must be reinvested automatically to participate in this plan. Stock certificates cannot be issued under the Systematic Cash Withdrawal Plan.

Neither the right of redemption, nor the payment upon redemption request received in good order by the transfer agent, may be suspended or deferred for more than seven days, (or such shorter time period as may be required by applicable SEC rules), except: (1) when trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (2) when the SEC has by order permitted such suspension; or (3) when an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio securities or valuation of net assets of a fund not reasonably practicable. In the case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless you withdraw your request for redemption, you will receive payment at the net asset value next determined after termination of the suspension.

As provided in each fund’s Articles of Incorporation, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the funds have elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares solely in cash up to the lesser of $250,000, or one percent of the net asset value of the fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors of such fund believes that economic conditions exist which would make such a practice detrimental to the fund.

Any portfolio securities paid or distributed in-kind will be in readily marketable securities, and will be valued as described under “Pricing Fund Shares” in the prospectus. Subsequent sale of such securities would require payment of brokerage commissions or spreads by the investor.

The value of your shares on redemption may be more or less than the cost of such shares to you depending upon the net asset value of the fund’s shares at the time of redemption.

INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the funds and their shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the funds or their shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

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The discussions of the federal tax consequences in the prospectus and this statement of additional information are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and cases and administrative interpretations, as in effect on the date of this statement of additional information. Future legislative or administrative changes or court decisions may significantly alter the conclusions expressed herein, and any such changes or decisions may be retroactive.

Each fund has qualified and intends to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code for each of its taxable years. As a RIC, each fund is exempt from Federal income and excise tax on its income and gains that it distributes to shareholders, provided it satisfies applicable requirements. To qualify for treatment as a regulated investment company, a fund must meet three important tests each year.

First, each fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally at the close of each quarter of its taxable year, at least 50% of the value of each fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each fund’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the fund controls and which are engaged in the same or similar trades of businesses, or (3) one or more qualified publicly traded partnerships.

Third, each fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each fund intends to comply with these requirements. If a fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the fund could be disqualified as a regulated investment company. If for any taxable year a fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on RICs that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The funds intend to make sufficient distributions or deemed distributions prior to the end of each calendar year to avoid liability for this excise tax. If a fund were to fail to make sufficient distributions in a year, the fund could be subject to excise tax and/or corporate income tax in respect of the shortfall or, if the shortfall were substantial enough, the fund could be disqualified as a RIC.

As of December 31, 2012, Mid Cap Value Fund had pre-enactment net capital loss carryforwards for federal income tax purposes of $10,083,397 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Mid Cap Value Fund also had a long-term capital loss carry forward of $316,372 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carry forward is not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carry forwards subject to expiration described previously. Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

Under the Act, any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds had no deferred qualified late-year losses for the year ending December 31, 2012.

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It is expected that Stratton Real Estate Fund, Inc. will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Stratton Real Estate Fund, Inc. is not expected to hold sufficient stock or securities in foreign corporations to elect to pass those taxes through to investors as a foreign tax credit.

State and Local Taxes

Although each fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a fund may be subject to the tax laws of such states or localities.

The foregoing discussion is based on Federal tax laws and regulations that are in effect on the date of this statement of additional information. These laws and regulations may be changed by legislative or administrative action.

DESCRIPTION OF COMMON STOCK

Stratton Mid Cap Value Fund, Inc.’s authorized capital is 10,000,000 shares of common stock, par value $0.10 per share. Stratton Real Estate Fund, Inc.’s authorized capital is 10,000,000 shares of common stock, par value $1.00 per share. The Stratton Funds, Inc. is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, and to classify and reclassify any authorized and unissued shares into one or more series or classes. At present, the Board of Directors of The Stratton Funds, Inc. has authorized the issuance of 200,000,000 shares of Class A common stock representing interests in the Stratton Small Cap Value Fund.

There are no conversion or preemptive rights in connection with any shares of the funds, nor are there cumulative voting rights. Shares of each fund are freely transferable. Each share of a particular fund has equal voting, dividend and distribution, and liquidation rights with other shares of such fund. When issued for payment as described in its prospectus, a fund’s shares will be fully paid and non-assessable. Fractional shares of a fund have proportionately the same rights as provided for full shares of the particular fund.

Each fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. are each a separate legal entity and the shareholders of each will vote separately. Under certain circumstances, shareholders have the right to call a shareholders meeting to consider the removal of one or more directors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of a “series investment company”, such as The Stratton Funds, Inc., shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the particular series (i.e., fund) affected by the matter (for example, the Small Cap Value Fund, which is a separate series of The Stratton Funds, Inc.). A series will be separately affected by a matter unless: (1) the interests of each series in the matter are substantially identical, or (2) the matter does not affect any interest of such series. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a series if and only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the selection of independent registered public accounting firm and the election of directors may be effectively acted upon by shareholders of a “series investment company”, voting without regard to a series.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the Mid Cap Value Fund, the Real Estate Fund and the Small Cap Value Fund contained in the funds’ Annual Report to Shareholders dated December 31, 2012 are incorporated by reference into this statement of additional information and have been audited by Tait, Weller & Baker LLP whose reports also appear in the 2012 Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on

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the reports of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in auditing and accounting, incorporating by reference from such funds’ 2012 Annual Report.

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APPENDIX A

Stratton Management Company

Proxy Voting Policy and Procedures

Introduction

On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an adviser’s fiduciary obligation to clients who have given the adviser authority to vote their proxies. New Rule 206 (4)-6 requires an adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule requires several important disclosures:

•	information on the adviser’s policies and procedures and the way in which a client may obtain information on how the adviser has voted the client’s proxies;

•	a description of how the adviser addresses material conflicts between its interests and those of its clients;

•	record retention of proxy voting materials.

Policy Statement

Stratton Management Company has designed our policies and procedures regarding proxy voting to ensure that proxy matters are conducted in the best interest of our clients. We ultimately cast a proxy vote after evaluating the relevant facts and circumstances of the issues at the time of the vote on a case-by-case basis. Should there be any material conflicts of interest regarding a proxy vote, we will resolve them in the best interest of our clients. Additionally, we will accept client direction as to how proxy votes are cast if the vote is contrary to the manner utilized by the firm.

Responsibility and Oversight of Proxy Voting Activities at the Firm

Ultimate responsibility and oversight of proxy voting activities at Stratton Management Company rests with the Proxy Voting Committee (the “Committee”). This Committee consists of the members of the firm’s Investment Committee. The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material and record the minutes of the Committee meetings. The Proxy Administrators are responsible for reviewing each proxy prior to each appropriate proxy vote and shareholder meeting date. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee’s instructions.

Stratton Management Company’s Proxy Voting Procedures

ProxyEdge Lite Services

Stratton Management Company has engaged Broadridge Financial Solutions, Inc. (via their “ProxyEdge” product) to assist the firm in the proxy collection and voting process for those clients who have requested that we vote their proxies. Each proxy received is matched to the securities to be voted by the Proxy Administrators and a reminder is sent to any custodian or trustee that has not forwarded the proxies to Stratton Management Company. The proxy statement is then forwarded to the Compliance Director who then reviews the proxy for any conflicts of interest.

Stratton Management Company will generally vote in favor of a Company Management’s recommendations regarding routine matters that do not have a significant economic impact on the company and/or its shareholders. If there are any proposals which we deem would not be in the shareholders’ interests, or if there are proposals that might negatively affect substantially the rights or privileges of the holders of securities to be voted, those proposals would be presented to the Proxy Committee for determination.

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Once the review is complete, the proxy is then voted electronically through ProxyEdge, and the final result becomes recorded on the ProxyEdge Lite system. Stratton Management Company retains final authority and responsibility for proxy voting.

Availability of Policies and Procedures and Disclosure of Vote

Stratton Management Company will provide our clients with a copy of its policies and procedures upon request and the Company reserves the right to update and change those policies and procedures from time to time.

A client may obtain information from Stratton Management Company regarding how a particular proxy was voted on the client’s behalf by contacting their assigned portfolio manager or client services liaison. Due to Stratton Management Company’s Privacy Policy, the Committee will not disclose to third parties how a particular client’s proxy vote was cast without receiving written authorization from the client to release such information.

Conflicts of Interest

A conflict of interest occurs when the interests of Stratton Management Company and the interests of its employees, officers and directors, interfere in any way with the interests of Stratton Management Company clients. The Proxy Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of Stratton Management Company, its employees, Officers and Directors, and (ii) the Committee’s proxy voting responsibilities. The Committee will rely on Stratton Management Company’s personal securities trading policies as outlined in Stratton Management Company’s Code of Ethics as a guideline in determining possible conflicts of interest in its proxy voting procedures. Any attempt by any employee, Officer, or Director of Stratton Management Company to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of Stratton Management Company’s Code of Ethics.

Should a material conflict arise between the adviser’s interest and those of the client, Mid Cap Value Fund will disclose the conflict in writing to the client and obtain written consent on the matter presented before voting. If requested, Mid Cap Value Fund will forward the proxy material to the client so that the client may cast its own vote.

Stratton Management Company Record Retention

Stratton Management Company maintains proxy voting records in accordance with Section 204-2 of the Investment Advisers Act. They include:

A copy of our policies and procedures;

Proxy statements received and reconciled;

A record of each vote cast;

A copy of any documentation created by the Company that was material to the proxy vote decision;

Any written or oral request for clients for proxy voting records and our response to same.

Stratton Management Company will retain all proxy voting materials and records for a period of five years, the first two of which will be kept in our offices, and the latter three years’ records in our offsite storage facility.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

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POST-EFFECTIVE AMENDMENT NO. 31

The Stratton Funds, Inc.

TO REGISTRATION STATEMENT NO. 33-57166

on

Form N-1A

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

(i)	Articles of Incorporation of Registrant, dated January 5, 1993, are incorporated herein by reference to Exhibit No. 99.1 of Post-Effective Amendment No. 5 as filed on July 29, 1996.

(ii)	Articles Supplementary to Articles of Incorporation, dated December 9, 1997, are incorporated by reference to Exhibit No. 99.1 of Post-Effective Amendment No. 9 as filed on April 15, 1998.

(b)	By-Laws of Registrant, dated January 15, 1993, are incorporated herein by reference to Exhibit No. 99.2 of Post-Effective Amendment No. 5 as filed on July 29, 1996.

(i)	Amendments to By-Laws of The Stratton Funds, Inc., effective December 10, 2002, are incorporated by reference to Exhibit 23(b)(i) of Post-Effective Amendment No. 14 as filed on February 26, 2003.

(ii)	Amendments to By-Laws of The Stratton Funds, Inc., effective June 17, 2003, are incorporated by reference to Exhibit 23(b)(ii) of Post-Effective Amendment No. 15 as filed on April 23, 2004.

(iii)	Amendments to By-Laws of Registrant, effective September 27, 2011, are incorporated by reference to Exhibit No. 28(b)(iii) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(c)	Instruments Defining Rights of Security Holders

(i)	Specimen certificate for shares of common stock of Stratton Small-Cap Yield Fund is incorporated herein by reference to Exhibit No. 99.4 of Post-Effective Amendment No. 6 as filed on March 12, 1997.

(ii)	Article VII of the By-Laws, Exhibit No. (b) above, define the rights of security holders.

(d)

Investment Advisory Agreement, dated March 28, 2008, between the Registrant and Stratton Management Company is incorporated by reference to Exhibit No. 23(d)(iii) of Post-Effective Amendment No. 22 as filed on April 28, 2008.

(e)	(i)

Underwriting Agreement, effective November 1, 2011, between Registrant and BNY Mellon Distributors Inc. is incorporated by reference to Exhibit No. 28(e)(i) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

		(a)	Distribution Services Agreement, effective November 1, 2011, between Registrant and BNY Mellon Distributors Inc. is incorporated by reference to Exhibit No. 28(e)(i)(a) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(ii)	Underwriting Agreement, effective April 1, 2012, between Registrant and Foreside Funds Distributors LLC is incorporated by reference to Exhibit No. 28(e)(ii) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

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(f)	None.

(g)

Custody Agreement, dated November 1, 2011, between Registrant and The Bank of New York Mellon is incorporated by reference to Exhibit No. 28(g) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(h)	(i)

Administration and Accounting Services Agreement, dated November 1, 2011, between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated by reference to Exhibit No. 28(h)(i) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(ii)

Transfer Agency and Shareholder Services Agreement, dated November 1, 2011, between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated by reference to Exhibit No. 28(h)(ii) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(iii)

Joint Liability Insurance Agreement, dated July 31, 2012, among Registrant, Stratton Real Estate Fund, Inc. and Stratton Multi-Cap Fund, Inc. (now Stratton Mid Cap Value Fund, Inc.) is incorporated by reference to Exhibit No. 28(h)(iii) of Post-Effective Amendment No. 30 as filed on February 28, 2013.

(iv)

Joint Insured Fidelity Bond Agreement, dated July 31, 2012, among Registrant, Stratton Real Estate Fund, Inc. and Stratton Multi-Cap Fund, Inc. (now Stratton Mid Cap Value Fund, Inc.) is incorporated by reference to Exhibit No. 28(h)(iv) of Post-Effective Amendment No. 30 as filed on February 28, 2013.

(v)	Powers of Attorney are incorporated by reference to Exhibit No. 28(v) of Post- Effective Amendment No. 30 as filed on February 28, 2013.

(i)	Opinion and Consent of Counsel on the legality of the securities being issued is incorporated herein by reference to Exhibit No. 99.10 of Post-Effective Amendment No. 8 as filed on February 27, 1998.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)

Letters of Understanding relating to Initial Capital between The Stratton Funds, Inc. and James W. Stratton, Arlene E. Stratton, Carol A. Stratton, John A. Affleck, Gerard E. Heffernan, Frank H. Reichel, III, James Van Dyke Quereau (individually) are incorporated herein by reference to Exhibit No. 99.13 of Post-Effective Amendment No. 6 as filed on March 12, 1997.

(m)	None.

(n)	Not applicable.

(p)	(i)	Code of Ethics of Registrant, Stratton Real Estate Fund, Inc. and Stratton Multi-Cap Fund, Inc. (now Stratton Mid Cap Value Fund, Inc.) as revised May 1, 2013 is filed herewith.

(ii)

Amended and Restated Code of Ethics of Stratton Management Company, dated September 30, 2009, is incorporated herein by reference to Exhibit No. 28(p)(iii) to Post-Effective Amendment No. 24 as filed on March 1, 2010.

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Item 29.	Persons Controlled by or under Common Control with Registrant

See the Prospectus and Statement of Additional Information regarding the Registrant’s control relationships.

Item 30.	Indemnification

Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. The Seventh Article of Registrant’s Articles of Incorporation, incorporated by reference as Exhibit No. 99.1 of Post-Effective Amendment No. 5, and Article VI, Section 1 of Registrant’s By-Laws, as amended, incorporated by reference as Exhibit No. 99.2 of Post-Effective Amendment No. 5, provide for the indemnification of Registrant’s directors and officers. Each indemnification must be authorized by the Board of Directors of Registrant by a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding, or by independent legal counsel in a written opinion, or by the shareholders. Notwithstanding the foregoing, Article VI Section 1 (a) of Registrant’s By-Laws provides that no director or officer of Registrant shall be indemnified against liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s duties to the corporation.

In addition, the aforesaid section of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Articles of Incorporation, By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Indemnification of Registrant’s Advisor, Custodian, Transfer Agent, Accounting/Pricing Agent and Administrator against certain stated liabilities is provided for the following documents:

(a)

Section 6 of the Investment Advisory Agreement between the Registrant and Stratton Management Company is incorporated herein by reference to Exhibit No. 23(d)(iii) of Post Effective Amendment No. 22 as filed on April 28, 2008;

(b)

Section XII of the Underwriting Agreement between Registrant and BNY Mellon Distributors Inc. is incorporated by reference to Exhibit No. 28(e)(i) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

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(c)

Section XII of the Underwriting Agreement between Registrant and Foreside Funds Distributors LLC is incorporated by reference to Exhibit No. 28(e)(ii) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(d)

Section 10 of the Distribution Services Agreement between Registrant and BNY Mellon Distributors Inc. is incorporated by reference to Exhibit 28(e)(i)(a) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(e)

Section 1(c) of Article VIII of the Custody Agreement between Registrant and The Bank of New York Mellon is incorporated by reference to Exhibit No. 28(g) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(f)

Section 11 of the Administration and Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated by reference to Exhibit No. 28(h)(i) of Post-Effective Amendment No. 28 as filed on April 30, 2012.

(g)

Section 12 of the Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated by reference to Exhibit No. 28(h)(ii) of Effective Amendment No. 28 as filed on April 30, 2012.

Item 31.	Business and Other Connections of Advisor

Stratton Management Company provides investment advisory services consisting of portfolio management for a variety of individuals and institutions, and as of December 31, 2012 had approximately $2 billion in assets under management. It presently also acts as investment advisor to two other registered investment companies, Stratton Real Estate Fund, Inc. and Stratton Mid Cap Value Fund, Inc. (formerly, Stratton Multi-Cap Fund, Inc.)

To the knowledge of the Registrant, none of the Directors or executive officers of Stratton Management Company are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32.	Principal Underwriter

Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC)

Item 32(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Aston Funds
2.	E.I.I. Realty Securities Trust
3.	FundVantage Trust
4.	GuideStone Funds
5.	Highland Funds I (FKA Pyxis Funds I)
6.	Highland Funds II (FKA Pyxis Funds II)
7.	Kalmar Pooled Investment Trust
8.	Matthews International Funds (d/b/a Matthews Asia Funds)
9.	Metropolitan West Funds
10.	The Motley Fool Funds Trust
11.	New Alternatives Fund, Inc.
12.	Old Westbury Funds, Inc.
13.	The RBB Fund, Inc.
14.	Stratton Multi-Cap Fund, Inc.
15.	Stratton Real Estate Fund, Inc.

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16.	The Stratton Funds, Inc.
17.	The Torray Fund
18.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

Item 32(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Bruno S. DiStefano	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Ronald C. Berge	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

All records described in Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by Stratton Management Company, the Fund’s investment advisor, 150 South Warner Road, Suite 460, King of Prussia, PA 19406, except for those maintained by the Fund’s Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286, and BNY Mellon Investment Servicing, the Fund’s Administrator, Transfer, Redemption and Dividend Disbursing Agent, Administrator of its Retirement Plans and Accounting Services Agent, 760 Moore Road, King of Prussia, Pennsylvania, 19406.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings – None

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of King of Prussia and the Commonwealth of Pennsylvania as of the 30th day of April, 2013.

THE STRATTON FUNDS, INC.
Registrant

/s/ Gerald M. Van Horn
Gerald M. Van Horn
Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement of The Stratton Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ Gerald M. Van Horn	Chairman, Chief Executive Officer	April 30, 2013
Gerald M. Van Horn	and Director

*Bernard A. Francis, Jr.	Director	April 30, 2013
Bernard A. Francis, Jr.

*Brian G. Peirce	Director	April 30, 2013
Brian G. Peirce

*Lois Rothenberger	Director	April 30, 2013
Lois Rothenberger

*Frank Thomas	Director	April 30, 2013
Frank Thomas

*Joel H. Wilson	Director	April 30, 2013
Joel H. Wilson

*Harold L. Zuber, Jr.	Director	April 30, 2013
Harold L. Zuber, Jr.

/s/ Patricia L. Sloan	Secretary and	April 30, 2013
Patricia L. Sloan	Treasurer

* By:	/s/ Gerald M. Van Horn

  Attorney-in-Fact (pursuant to Power of Attorney)

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SCHEDULE OF EXHIBITS TO FORM N-1A

The Stratton Funds, Inc.

Exhibit Number	Exhibit

28(j)	Consent of Independent Public Accounting Firm

28(p)(i)	Code of Ethics of Registrant, Stratton Real Estate Fund, Inc. and Stratton Mid Cap Value Fund, Inc. (formerly, Stratton Multi-Cap Fund, Inc.)